Neuberger&Berman Equity Funds(REGISTERED TRADEMARK)

Supplement to the Prospectus dated December 6, 1996

         MANAGEMENT  AND  ADMINISTRATION--Investment   Manager,   Administrator,
Distributor, and Sub-Adviser.

         Neuberger&Berman Manhattan Portfolio - Jennifer K. Silver. Ms. Silver is Director of the Neuberger&Berman Growth Equity Group, a Vice President of N&B Management and a principal of Neuberger&Berman. Previously she was a portfolio manager for several large mutual funds managed by a prominent investment adviser. She is responsible for the Portfolio as of July 15, 1997.


         The date of this Supplement is July 15, 1997.